Reorganization and IPO (Tables)	9 Months Ended
Sep. 30, 2013
Use of IPO proceeds

The net proceeds from the IPO were $353.4 million. In connection with the IPO, Artisan used cash on hand to make cash incentive payments aggregating $56.8 million to certain of its portfolio managers. Artisan used a portion of the IPO net proceeds, combined with remaining cash on hand, for the following:

Retained profits distributions to pre-IPO partners	$105,301
Repayment of principal amounts under the revolving credit agreement (see Note 6, “Borrowings”)	90,000
Purchase of 2,720,823 Class A common units from certain investors	76,319

Total	$271,620